                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  April 4, 2002


                             ASPEN TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                                0-24786            04-2739697
------------------------------------------------------------------------------
(State or other jurisdiction of         (Commission        (I.R.S. Employer
incorporation or organization)          File Number)       Identification No.)


                 Ten Canal Park, Cambridge, Massachusetts 02141
                 -----------------------------------------------
              (Address of principal executive office and zip code)


                                 (617) 949-1000
                                 --------------
              (Registrant's telephone number, including area code)

                                 --------------

ITEM 5. OTHER EVENTS

     On April 4, 2002, Aspen Technology, Inc. issued a press release announcing preliminary financial results for the quarter ended March 31, 2002. A copy of the press release is attached hereto as Exhibit 99.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             ASPEN TECHNOLOGY, INC.


Dated:  April 4, 2002                        By: /s/ Lisa W. Zappala
                                                ----------------------------
                                                 Lisa W. Zappala
                                                 Senior Vice President and
                                                 Chief Financial Officer